UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14a-101)

SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Bank Holdings
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9990 Double R Boulevard

Reno, Nevada 89521

June 1, 2009

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of The Bank Holdings which will be held at the Hilton Garden Inn, located at 9920 Double R Boulevard, Reno, Nevada on Wednesday, June 17, 2009 at 10:00 a.m.

At the meeting, shareholders will be asked to elect directors for the ensuing year.  Information regarding the nominees for election of directors is set forth in the accompanying proxy statement.

It is important that your shares be represented at the meeting whether or not you plan to attend.  Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the envelope provided.  If you do attend the meeting and wish to vote in person, your proxy will be withdrawn at that time.  We urge you to vote “FOR” the election of all of the nominees named in the proxy statement.

Hal Giomi
Chairman and Chief Executive Officer

THE BANK HOLDINGS

9990 Double R Boulevard

Reno, Nevada 89521

(775) 853-8600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 17, 2009

TO THE SHAREHOLDERS OF THE BANK HOLDINGS:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the annual meeting of shareholders of The Bank Holdings will be held at the Hilton Garden Inn, located at 9920 Double R Boulevard, Reno, Nevada on Wednesday, June 17, 2009 at 10:00 a.m., for the purpose of considering and voting upon the following matters:

1.                                      Election of Directors.  To elect ten (10) persons to the Board of Directors to serve until the 2010 annual meeting of shareholders and until their successors are elected and have been qualified.  The persons nominated by management to serve as directors are:

Edward Allison	Edward Coppin

Robert Barone	David Funk

Marybel Batjer	Hal Giomi

Joseph Bourdeau	Jesse Haw

Keith Capurro	James Pfrommer

2                                         Transaction of Other Business.  To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 24, 2009 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

June 1, 2009	Edward Coppin, Secretary

Important Notice Regarding the Availability of

Proxy Materials for the Shareholder

Meeting to be Held on June 17, 2009

The proxy statement and annual report to shareholders and the means to vote by Internet are available at www.edocumentview.com/TBHS.

WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT’S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS.  ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THE PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

The Bank Holdings

Proxy Statement

Annual Meeting of Shareholders

June 17, 2009

Introduction

This proxy statement is furnished in connection with the solicitation of proxies for use at the 2009 annual meeting of shareholders of The Bank Holdings to be held on Wednesday, June 17, 2009 at 10:00 a.m. at the Hilton Garden Inn located at 9920 Double R Boulevard, Reno, Nevada, and at any and all adjournments thereof.

It is anticipated that this proxy statement and the accompanying notice and form of proxy will be mailed on or about June 1, 2009 to shareholders eligible to receive notice of, and to vote at, the meeting.

Revocability of Proxies

A form of proxy for voting your shares at the meeting is enclosed.  Any shareholder who executes and delivers such proxy has the right to and may revoke it at any time before it is exercised by filing with the secretary of The Bank Holdings an instrument revoking it or a duly executed proxy bearing a later date.  In addition, the powers of the proxyholders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person by advising the chairman of the meeting of his or her election to vote in person, and voting in person at the meeting.  Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxyholders in accordance with the instructions specified on the proxy.  Unless otherwise directed in the accompanying proxy, the shares represented by your executed proxy will be voted “FOR” the nominees for election of directors named herein.  If any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of the management of The Bank Holdings.

Persons Making the Solicitation

This solicitation of proxies is being made by the Board of Directors of The Bank Holdings.  The expense of preparing, assembling, printing and mailing this proxy statement and the materials used in the solicitation of proxies for the meeting will be borne by The Bank Holdings.  It is contemplated that proxies will be solicited principally through the use of the mail, but directors, officers and employees of The Bank Holdings may solicit proxies personally or by telephone, without receiving special compensation.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of common stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred.  In addition, the Company may pay for and utilize the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it to be advisable.

Voting Securities

There were issued and outstanding 5,794,179 shares of the common stock of The Bank Holdings on April 24, 2009 which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the meeting.  On any matter submitted to the vote of the shareholders, each holder of common stock of The Bank Holdings will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of The Bank Holdings as of the record date.  The effect of broker nonvotes is that such votes are not counted as being voted; however, such votes are counted for purposes of determining a quorum.  The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

Annual Report

The Annual Report of The Bank Holdings for the fiscal year ended December 31, 2008 will be provided concurrently with this proxy statement.

Shareholdings of Certain

Beneficial Owners and Management

Management of The Bank Holdings knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the common stock of The Bank Holdings, except as set forth in the table below.  The following table sets forth, as of March 13, 2009, the number and percentage of shares of the outstanding common stock of The Bank Holdings beneficially owned, directly or indirectly, by each of the directors, named executive officers and principal shareholders of The Bank Holdings and by the directors and executive officers of The Bank Holdings as a group.  The shares “beneficially owned” are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose.  In general, beneficial ownership includes shares over which the director, named executive officer or principal shareholder has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 13, 2009.  Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned.  Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of The Bank Holdings.

	Amount and Nature of	Percent
Beneficial Owner	Beneficial Ownership	of Class(1)

Directors and Named Executive Officers:

Edward Allison(2)	43,269	*
Robert Barone(3)	61,132	1.05%
Marybel Batjer(4)	11,341	*
Joseph Bourdeau(5)	101,904	1.73%
Jack Buchold(6)	63,553	1.09%
Keith Capurro(7)	36,120	*
Edward Coppin(8)	79,688	1.37%
John Donovan(9)	46,520	*
David Funk(10)	81,131	1.39%
Hal Giomi(11)	101,309	1.36%
Jesse Haw(12)	115,004	1.98%
James Pfrommer(13)	13,908	*

All Directors and Executive Officers as a Group (12 in all)(14)	754,879	12.08%

Principal Shareholders
The Jeffrey Barker Bank Stock Trust(15)	356,039	6.14%
NAI Insurance Agency, Inc.(16)	355,319	6.13%
The Devere Barker Bank Stock Trust(17)	316,199	5.47%

*	Represents less than one percent (1%) of the outstanding common stock of the Company.
(1)

Includes shares subject to options held by the directors and executive officers that are exercisable within 60 days of March 13, 2009. These are treated as issued and outstanding for the purpose of computing the percentage of each director, named executive officer and the directors and executive officers as a group, but not for the purpose of computing the percentage of class owned by any other person.

(2)	Mr. Allison has shared voting and investment powers as to 13,411 of these shares. Includes 29,858 shares acquirable by the exercise of options.

(3)	Mr. Barone has shared voting and investment powers as to 27,563 of these shares. Includes 20,149 shares acquirable by the exercise of options.

(4)	Includes 10,908 shares acquirable by the exercise of options.

(5)	Mr. Bourdeau has shared voting and investment powers as to 14,184 of these shares. Includes 79,651 shares acquirable by the exercise of options.

(Footnotes continued on following page)

(6)	Mr. Buchold has shared voting and investment powers as to 15,065 of these shares. Includes 48,488 shares acquirable by the exercise of options.

(7)

Mr. Capurro has shared voting and investment powers as to 12,600 of these shares. Includes 19,549 shares acquirable by the exercise of options. Mr. Capurro disclaims ownership of 441 of these shares, which are owned by his wife.

(8)	Mr. Coppin has shared voting and investment powers as to 2,280 of these shares. This amount includes 29,858 shares acquirable by the exercise of options.

(9)	Includes 46,520 shares acquirable by the exercise of options.

(10)	Mr. Funk has shared voting and investment powers as to 4,728 of these shares. Includes 51,796 shares acquirable by the exercise of options.

(11)	This amount includes 79,651 shares acquirable by the exercise of options.

(12)	Mr. Haw has shared voting and investment powers as to 76,340 of these shares. Includes 27,102 shares acquirable by the exercise of options.

(13)	Includes 10,908 shares acquirable by the exercise of options.

(14)	Includes 454,438 shares acquirable by the exercise of options.

(15)	The address of The Jeffrey Barker Bank Stock Trust is 5945 Los Altos Parkway, Suite 101, Sparks, Nevada 89436.

(16)	The address of NAI Insurance Agency, Inc. is P.O. Box 370174, Las Vegas, NV 89137.

(17)	The address of The Devere E. Barker Bank Stock Trust is 5945 Los Altos Parkway, Suite 101, Sparks, Nevada 89436.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and certain executive officers of The Bank Holdings and persons who own more than ten percent of a registered class of its equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  The Reporting Persons are required by Securities and Exchange Commission regulation to furnish The Bank Holdings with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons, The Bank Holdings believes that, during 2008 the Reporting Persons complied with all filing requirements applicable to them.

Election of Directors

Nominees

The Bylaws of The Bank Holdings provide that the number of directors of The Bank Holdings shall not be less than three (3) nor more than fifteen (15) until changed by an amendment of the articles of incorporation or the bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, provided that a proposal to reduce the authorized number or the minimum number of directors below three cannot be adopted without the adoption of an amendment to the Company’s Articles of Incorporation.  The exact number of directors shall be fixed from time to time, within the range by a resolution duly adopted by the Board of Directors.  The exact number of directors has been set at ten (10).

The persons named below, all of whom are currently members of the Board of Directors, have been nominated for election as directors to serve until the 2010 annual meeting of shareholders and until their successors are elected and have qualified.  Votes of the proxyholders will be cast in such a manner as to effect the election of all ten (10) nominees.  The ten (10) nominees for directors receiving the most votes will be elected directors.  In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

The following table sets forth, as of March 13, 2009 the names of, and certain information concerning, the persons nominated by the Board of Directors for election as directors of The Bank Holdings.  All of the directors also serve on the board of Nevada Security Bank.

Name and Title Other than Director	Age	Year First Appointed Director	Principal Occupation During the Past Five Years

Edward Allison	69	2003

Mr. Allison serves as Chairman of the Board and director of Nevada Security Bank and as a director of The Bank Holdings. Mr. Allison is the President of Ed Allison, Inc., a government relations firm in Reno, Nevada.

Robert Barone	64	2009

Mr. Barone is a Partner of Ancora West Advisors, and previously was the Chairman of Adagio Trust Co. Mr. Barone also serves on the boards of directors of AAA NCNU/Interinsurance Bureau and Allied Mineral Products.

Marybel Batjer	53	2004	Ms. Batjer is currently the Vice President of Public Policy and Communications for Harrah’s Entertainment, Inc. She is the former Cabinet Secretary for the Governor of the State of California.

Joseph Bourdeau, President	55	2003	Mr. Bourdeau serves as the President and a director of The Bank Holdings and the Senior Executive Vice President, Marketing and Sales.

Keith Capurro	42	2009	Mr. Capurro is the owner of Sierra Restroom Solutions and a partner of Castaway Trash Hauling.

Edward Coppin	69	2003	Mr. Coppin is a retired educator and Air Force Colonel, U.S. Air Force Reserves and is a director and the Corporate Secretary for The Bank Holdings.

David A. Funk	65	2004	Mr. Funk is the President of Nevada Security Bank. Mr. Funk is also a director of the Federal Home Loan Bank of San Francisco.

Hal Giomi, Chairman and Chief Executive Officer	66	2003	Mr. Giomi serves as Chief Executive Officer of Nevada Security Bank and Chairman and Chief Executive Officer of The Bank Holdings.

Jesse Haw	37	2004	Mr. Haw is the President of Hawco Properties, a land development, and residential and commercial building company.

James L. Pfrommer	54	2005	Mr. Pfrommer is a certified public accountant with the firm of Pfrommer & McCune, Ltd.

All nominees will continue to serve if elected at the meeting until the 2010 annual meeting of shareholders and until their successors are elected and have been qualified.

None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of The Bank Holdings acting within their capacities as such.  There are no family relationships between any of the directors of The Bank Holdings.  No director of The Bank Holdings serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

The Board of Directors and Committees

The Board of Directors of The Bank Holdings met seventeen (17) times in 2008.  None of the directors of The Bank Holdings attended less than 75 percent of the aggregate of all Board of Directors’ meetings and all committee meetings of which he or she was a member.  The Company does not have a policy requiring director attendance at its annual meeting.  However, most directors attend the meeting as a matter of course.  With the exception of Mr. Coppin, all of the directors attended the annual meeting of shareholders in 2008, who were directors at that time.  The Board has established, among others, an Audit Committee and Corporate Governance Committee.  The Corporate Governance Committee performs similar functions to nominating and compensation committees.

Director Independence

The Board has determined that each of the following non-employee directors is “independent” within the meaning of the listing standards and rules of Nasdaq:

Edward Allison	Edward Coppin

Robert Barone	Jesse Haw

Marybel Batjer	James Pfrommer

Keith Capurro

Audit Committee

The Audit Committee is currently made up of Edward Coppin, Chairman, Keith Capurro and James Pfrommer.  The Audit Committee met fourteen (14) times in 2008.  The Board of Directors has adopted a written charter for the Committee, which was included as an appendix to the 2008 proxy statement.  The Board has determined that each of the members of the Committee are “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.  The Board of Directors has determined that the Audit Committee includes at least one member, James Pfrommer, who is an Audit Committee financial expert within the meaning of the rules of the Securities and Exchange Commission and NASDAQ.

The Audit Committee’s functions are to review and administer the Company’s Audit and Compliance Policy; administer the bank’s Community Reinvestment Act compliance, and meet with the outside auditors of the Company in order to fulfill the legal and regulatory requirements to adequately protect the directors, shareholders, employees and depositors of the Company.  It is also the responsibility of the Audit Committee to select the Company’s independent accountants and make certain that those accountants have the necessary freedom and independence to freely examine all Company records.  Further, the Audit Committee pre-approves all audit and permissible non-audit services to be performed by the independent accounts.  Additional duties are to consider the integrity of the Company’s financial reporting processes and controls, review audited financial reports, evaluate internal and external auditing practices, and oversee completion of audits, examinations and financial reporting as required by law.

Report of the Audit Committee

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that The Bank Holdings specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Board has adopted a written charter for the Audit Committee. Each of the Audit Committee members satisfies the definition of independent director as established in the NASDAQ listing standards. The Audit Committee has reviewed the Company’s audited financial statements and discussed such statements with management. The Audit Committee has discussed with Moss Adams LLP, the Company’s independent auditors during the year 2008, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

The Audit Committee received written disclosures and a letter from Moss Adams LLP required by Independence Standards Board Standard No. 1, and has discussed with them their independence from management. The Audit Committee has also considered whether the independent auditor’s provision of other non-audit services is compatible with the auditor’s independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2008 be transmitted with or prior to the mailing of the Company’s 2009 Proxy Statement.

The Audit Committee has also confirmed that there have been no new circumstances or developments since their respective appointments to the Audit Committee that would impair any member’s ability to act independently.

Submitted by the Audit Committee:

Edward Coppin

Keith Capurro

James Pfrommer

Corporate Governance Committee

The Corporate Governance Committee is comprised of Robert Barone, Marybel Batjer and Jesse Haw.  The Corporate Governance Committee met three (3) times in 2008. The members of the Committee are “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Corporate Governance Committee is responsible for approving nominations for directors of the Company and reviewing and approving the compensation of the Chief Executive Officer and other executive officers. The Company adopted a formal Corporate Governance Committee charter, which was attached to this  proxy statement.

Director Nominations. The Corporate Governance Committee will consider nominees to the Board proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits as aforementioned. Any shareholder nominations proposed for consideration by the Board may only be made by complying with the nomination procedures in the Company’s Bylaws, which provide as follows:

Nominations of Directors.  Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.  Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the Chairman of the Board of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders.  Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt.  The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee.  Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee.  The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

Any such nominations should be addressed to:

Corporate Secretary

The Bank Holdings

P.O. Box 19579

Reno, Nevada 89511-2119

The Corporate Governance Committee is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidate’s nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to The Bank Holdings, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Committee does not have any written specific minimum qualifications or skills that they believe must be met by either their candidates or a shareholder-recommended candidate in order to serve on the Board. The Committee identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to The Bank Holdings’s business and who are willing to continue in service are considered for renomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Committee or the Board decided not to nominate a member for reelection, the Committee would identify the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Committee considers the diversity and mix of the existing Board of Directors, including, but not limited to, such factors as: the age of the current directors, their geographic location (being a community bank holding company, there is a strong preference for local directors), employment experience, community representation, public interest considerations and the implementation of The Bank Holdings’s strategic plan. Among other things, when examining a specific candidate’s qualifications, the Committee considers: the ability to represent the best interest of The Bank Holdings, existing relationships with the Company, interest in its affairs and its purpose, the ability to fulfill director responsibilities, leadership skill, reputation within the community, community service, integrity, business judgment, ability to develop business for the Company and its subsidiaries and the ability to work as a member of a team. All nominees to be considered at the annual meeting have been recommended by the Corporate Governance Committee.

Compensation. The Corporate Governance Committee, among other things, reviews human resource policies, establishes compensation for the Chief Executive Officer and other executive officers, reviews salary recommendations, makes recommendations on grants of stock options and acts on other personnel matters when in excess of the authority granted to management. The Corporate Governance Committee establishes the executive compensation guidelines for The Bank Holdings and establishes the specific compensation levels of the Chief Executive Officer and other executive officers. The Chief Executive Officer may make recommendations to the Committee regarding the compensation for other executive officers. The Committee reviews its standards and guidelines for executive compensation on an annual basis. At least annually, the Committee reviews and makes recommendations as to all elements of director compensation, including cash, equity or other compensation. The Committee has the authority, to the extent it deems necessary, to select, retain and terminate outside consultants to assist in the evaluation of the compensation matters it considers.

Communications with the Board

Individuals who wish to communicate with the Board of Directors of The Bank Holdings, or with a specific individual director may do so by writing to the secretary of the Company at The Bank Holdings, P.O. Box 19579, Reno, Nevada, 89511-2119. The secretary has been instructed by the Board to promptly forward all such communications to the appropriate person or persons.

Code of Ethics

The Bank Holdings has adopted a Conflict of Interest/Code of Ethics Policy that is applicable to all of the officers, directors and employees of The Bank Holdings, including its chief executive officer and chief financial officer. The Policy is on file with the SEC and can be accessed on its website, www.sec.gov, or a copy may be acquired from The Bank Holdings, without charge by making a written request and forwarding it to the attention of the corporate secretary at The Bank Holdings, P.O. Box 19579, Reno, Nevada 89511-2119.

Executive Officers

The following table sets forth information, as of March 13, 2009, concerning executive officers of The Bank Holdings.  These individuals received during 2008 and are expected to continue to receive in 2009, cash compensation in their capacities as executive officers of Nevada Security Bank and/or The Bank Holdings, as applicable.

Name	Age	Position and Principal Occupation For the Past Five Years

Hal Giomi	66	Mr. Giomi serves as Chief Executive Officer and director of Nevada Security Bank and Chairman, Chief Executive Officer and director of The Bank Holdings.

David Funk	65	Mr. Funk serves as the President and as a director of Nevada Security Bank, as well as a director of The Bank Holdings.

Joseph Bourdeau	55	Mr. Bourdeau serves as the President and a director of The Bank Holdings and the Senior Executive Vice President, Marketing and Sales and as a director of Nevada Security Bank.

Jack Buchold	65	Mr. Buchold serves as the Executive Vice President and Chief Financial Officer of Nevada Security Bank and as Chief Financial Officer of The Bank Holdings.

John Donovan	60

Mr. Donovan serves as Executive Vice President and Chief Credit Officer of Nevada Security Bank and The Bank Holdings. Mr. Donovan previously served as an Executive Vice President and member of the Advisory Board for Colonial Bank.

Executive Compensation

Summary Compensation Table

Name/Title	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-equity Incentive Plan Compensation (5)	Changes in Pension Value and Nonqual Def Comp Earnings (6)	All Other Compensation (7)	Total Compensation (8)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Hal Giomi	2008	$258,375	$0	$0	$0	$0	$287	$24,080	$282,742
	2007	$265,000	$0	$0	$80,520	$0	$978	$25,205	$371,703
Chairman and Chief Executive Officer

David Funk	2008	$180,375	$0	$0	$0	$0	$(5,804)	$48,008	$222,579
	2007	$185,000	$0	$0	$40,260	$0	$(3,581)	$53,603	$275,282
President, Nevada Security Bank

John Donovan	2008	$167,575	$0	$0	$0	$0	$0	$24,080	$191,655
	2007	$177,000	$0	$0	$40,260	$0	$0	$25,205	$242,465
Exec. Vice President & Chief Credit Officer

(1)  Represents named individual’s salary amount for 2008 and 2007.

(2)  Represents bonus amount granted under the CEO’s Incentive Plan or the Executive Performance Plans. No bonuses were granted in 2007 or 2008.

(3)  None were granted during 2007 or 2008.

(Footnotes continued on following page)

(4)  For purposes of this table, column (d) represents a proportionate share of the grant date fair value determined under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, of Equity awards that are outstanding at the date FAS 123R was adopted, which will be recognized over those awards’ remaining vesting periods. Equity based compensation is awarded under The Bank Holdings Stock Option Plan, as Amended, which was adopted on April 15, 2004 and approved by affirmative vote of the Company’s shareholders on June 24, 2004.

Assumptions Used In Calculating Option Values

	2008	2007
Dividend Yield (a)	n/a	0%
Projected Stock Price Volatility (b)	n/a	27%
Risk Free Interest Rate (c)	n/a	3.73%
Expected Life of options in years	n/a	7.0
Fair Value Per Option	$ n/a	$6.62

(a)  Historical average yield for fiscal year 2007.

(b)  Based on historical and implied share price volatility derived from common stock activity.

(c)  Rate on US Government Treasury zero coupon bond on grant date with a maturity corresponding to the estimated time until exercise.

(5)  None was granted during 2007 or 2008.

(6)  Represents the non-qualified deferred compensation plan earnings from the noted individual’s participation in the Company’s plan, to which no employer funds have been contributed.

(7)  This includes family health and dental coverage, 401(k) matching contributions, automobile allowance, long term care premiums, tax gross-ups, whole life policy payments, and country club memberships and professional fees.

(8)  This amount represents total compensation for 2008 and 2007, predicated on required calculations.

Components of Compensation

CEO’s Incentive Plan

We provide the Company’s Chairman and CEO with an annual cash incentive compensation plan, (“CIP”), to advance the interests of shareholders and deliver levels of compensation that are commensurate with performance. This plan is meant to reward the CEO for the Company’s overall performance, which includes, but is not limited to such elements as Company growth, profitability, strategic plan implementation, and individual goals such as leadership. Further, the CIP includes a discretionary category, wherein the Committee may award additional amounts based on other factors important to the year’s activities. Overall, for the 2008 and 2007 plan years, no bonuses or incentive payments were granted.

Executive Incentive Plan

We provide an annual short-term cash incentive compensation plan, the Executive Incentive Plan  (“EIP”), that rewards the President, the president of the bank, and the executive vice-presidents, including our named executive officers, who are substantially responsible for the Company’s overall performance and who significantly contribute to and influence the Company’s strategic goals and its overall performance. In addition, the EIP provides awards for achieving individual goals. Overall, there were no bonus or incentive payments made for 2008 or 2007.

Executive Performance Plans

We provide our CEO, President, the president of the bank, and executive vice presidents with a long term cash incentive compensation plan, the Executive Performance Plan (“EPP”). The EPP rewards our key executives who are substantially responsible for the Company’s overall long term performance and who significantly contribute to and influence the Company’s long term goals that directly support the Company’s long term strategic plan. The EPP’s objective is also to attract and retain outstanding executives by contributing to a competitive total compensation program. Overall, there were no bonus or incentive payments made for 2008 or 2007 performance.

Annual Incentive Compensation

For the year ended December 31, 2008, there was no incentive compensation granted, although incentive compensation metrics had been established which conformed to the Company’s business plan, with performance targets appropriate to each named executive officer’s duties within the organization.

During the 2007 year, it became apparent that continued aggressive growth and the substantial expansion of the loan portfolio, in light of a slowing economy, was not in the best interest of the organization. Further, management and the Board believed that the Company’s prior history of an allowance for probable loan and lease losses in the one percent range was unlikely to be sustainable given regulatory missals on commercial real estate concentrations and recent property appraisals which reflected the uncertainty of a bottom in real estate sales volumes.

These circumstances gave rise to a change in business activities, where growth was curtailed, the provision for loan losses was substantially increased, and the permanent site for a temporary branch was abandoned.  Management and the Board believe that such actions reflect proactive corporate stewardship, and incentive compensation was not then available based on previously established performance criteria.

Other Provisions of the Plans

There are three other significant factors within the provisions of each of the above referenced plans. They are: 1) a provision of the plan to recover incentive compensation from eligible employees, including executive officers, if they engage in misconduct leading to a restatement of financial results, 2) a payable date, which is determined by the Governance Committee of the Board as soon as practicable following the award year but in no event later than March 15 of the subsequent year, and 3) the plan provides for payment of a pro-rata portion of an award if an eligible employee retires, dies, or terminates employment due to a disability during the award year.

Savings Plan

Our Savings Plan is a tax-qualified 401(k) retirement benefit plan that is available to all our employees, including the named executive officers. Each eligible employee may contribute between 1% and 100% of base salary to the Savings Plan, subject to current tax law maximums. During 2008, for employees who completed three months of service, the Company matched each qualified employee contribution up to a maximum of $1,200. For 2007, this maximum was also $1,200.

Deferred Compensation Plan

Our Deferred Compensation Plan is a non-qualified plan, currently consisting of a single component; the employee deferral of current compensation, bonuses, and/or incentive payments. This plan was established during 2003 and was made available to all executive officers and directors of the Company. At the current time, the named executive officer participants are: the Chairman and CEO, the President, and our principal financial officer.

Under the Company’s Non-Qualified Compensation Plan effective January 1, 2003, a group of highly compensated officers or directors of the Company or its subsidiaries may elect to defer any or all of their base annual compensation, bonus compensation, or long-term incentive compensation, whether such funds be made available from employee deferrals or employer contributions. Such funds are invested in retirement accounts managed by an outside service. To date there have been no employer provided contributions or matches, all funds have been deferred by the individuals noted, and earnings from such accounts are based on the individual’s funded contributions and their retirement selections.

To comply with Section 409A of the IRC, the Company froze the initial Deferred Compensation Plan retroactive to January 1, 2005, and implemented a new Deferred Compensation Plan to address the IRC Sec. 409A provisions, which changed the participant election process related to the time and form of benefit payments.

Perquisites

As perquisites to our senior officers, including our named executive officers, we provide reimbursement for certain fraternal and recreational club memberships as well as country club costs and college level sporting activities. Further, we allow such named executive officers to keep Board membership fees in certain industry and professional associations. In addition, the Company provides an automobile allowance to defray travel expenses to our various locations, in an amount of $9,000 annually per executive officer. However, during 2008 each executive only received $7,875 due to voluntary reductions. On occasion, the Company pays for resort activities for employees, including our named executive officers, in connection with industry meetings and seminars; and in some cases, the Company pays the cost for spouses to accompany these employees to these meetings or other events. Perquisites are valued at the actual amounts paid.

Employment Agreements

As of December 31, 2008, Mr. Giomi entered into a new three year Employment Agreement with Nevada Security Bank and simultaneously a First Amendment to that Agreement.  Under the Agreement, as amended, Mr. Giomi earns a base salary of $265,000 per year, subject to discretionary increase.  The Agreement has an automatic three year renewal period, subject to prior termination.

Up until December 31, 2008, Nevada Security Bank had an Employment Agreements with Mr. Hal Giomi as Chief Executive Officer.  This agreement was made effective as of December 27, 2004, to coincide with the expiration of the previous agreement. Under the terms of the agreements Mr. Giomi earned an initial base salary of $180,000, subject to increase.

As of December 31, 2008, Mr. Funk entered into an Amendment and Restated Employment Agreement with Nevada Security Bank.  Thereunder, Mr. Funk is entitled to a base salary of $140,000 per year.  The Agreement does not have a set term.

Up to December 31, 2008, Mr. Funk was employed under a November 18, 2002 Employment Agreement. Under the terms of his agreement, Mr. Funk earned a base salary of $140,000 which is increased at the discretion of the Bank’s Board of Directors. This agreement had no set term.

Mr. John Donovan entered into an Employment Agreement with Nevada Security Bank on May 25, 2007, as Executive Vice president and Chief Credit Officer. Under the terms of his Employment Agreement, Mr. Donovan earned a base annual salary of $177,000.  The Agreement is for a term of three years, with automatic three year extensions, subject to prior termination.  The Agreement contains a provision, parallel to benefits received by directors, that allows him to elect to (i) have the Bank purchase $4,000 of long term care insurance each year for the Director or their spouse, or (ii) receive $4,000 allowance in cash.  As of December 31, 2008, the Agreement was amended to provide for the revision of that provision to provide for $4,000 in additional compensation and no options for long term care insurance.

During 2008, each of these executives chose to forego a portion of his base salary under the respective Employment Agreements.

The Agreements include payments and benefits in the case of a Change in Control of the or the termination without cause. These amounts are described under the caption “Potential Payments upon Termination or Change of Control,” located in this proxy statement.

Each of these executives is also entitled to participate in the bank’s Executive Compensation Plan (incentive compensation program, employee profit sharing plan and/or 401(k) plan). Each is furnished with an automobile allowance of $750 per month, will be reimbursed for certain membership dues, and will receive life and disability insurance benefits as well as health benefits which are provided to all full-time executive employees of the bank. Effective with the implementation of the Company’s Governance Committee in September, 2005, the approval of these base compensation amounts has been moved from the Bank’s Governance Committee to the Company’s Governance Committee. These agreements contain no non-competition provisions.

Supplemental Executive Retirement Plan

Effective January 1, 2005, we began providing a Supplemental Executive Retirement Plan to the Company’s senior officers, including the above named executive officers. This plan is a non-qualified retirement benefit plan that provides a cash benefit that is in addition to the Savings Plan and the Deferred Compensation Plan benefits.

During March 2009, this Plan was terminated and all senior officers covered under the Plan agreed to forfeit all benefits of the Plan, subject to a nominal payment of $10,000 each.

Stock Option Plan

Under the Company’s 2002 Stock Option Plan, as amended, stock options that may be granted, shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Committee may determine. It has been the practice of the Company to grant options which vest in five equal installments, with immediate vesting of the first 20%. Such options are priced at the average of the prior 30 days’ closing price as reported by NASDAQ. This option pricing strategy was adopted in 2004 based on the thinly traded nature of the Company’s underlying securities. For example, although a calendar quarter’s trading volume may be from a low of 50 to a high of 500 thousand shares, there are some days when no trades occur. As a result, any option granted on such a fixed date would be difficult to value. As a result, the establishment of a policy that determined a thirty day average price would be used for option pricing, was adopted in 2004. Equity awards are granted to: align the interest of the named executive officers with short-term and long-term interests of the Company; ensure an appropriate level of competitiveness within the marketplace from which the Company recruits executive talent; and encourage the named executive officers and other executive employees to remain employed with the Company. The Company has not established a standard under which stock option grants may be awarded, nor has the Company established a specific practice or pattern of granting annual stock option awards, but rather has heretofore granted them on a bi-annual basis. It has not been determined with any degree of certainty that this practice will continue. Awards are not granted during “black-out” periods, where non-public information is available to insiders only. Stock option awards as are granted expire immediately if the optionee is terminated for cause. If the optionee ceases employment then the options expire three months after the date of termination. If the optionee dies while serving in their capacity, the outstanding options expire one year after their death. If the outstanding shares of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. Under a Terminating Event, all outstanding options completely vest and become immediately exercisable. A Terminating Event includes a (i) reorganization, merger, or consolidation of the Company with one or more corporations, the result of which the Company is not the surviving company, (ii) the Company becomes a subsidiary of another corporation, (iii) a sale of substantially all the assets of the Company, (iv) a sale of the equity securities of the Company representing more than 25% of the aggregate voting power of all outstanding securities of the Company, or (v) a dissolution or liquidation of the Company.

Outstanding Equity Awards At Fiscal Year End

	Option Awards						Stock Awards
Name/Title	# of Securities Underlying Unexercised Options (#) Exercisable		# of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: # of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	# of Shares or units of Stock that Have not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested (#)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Hal Giomi
Chairman and Chief Executive Officer
	24,807	(1)	0	0	$9.07	7/18/12	0	$0	—	—
	41,344	(1)	0	0	$14.30	7/16/14	0	$0	—	—
	4,725	(2)	3,150	0	$17.37	2/16/16	0	$0	—	—
	4,800	(3)	7,200	0	$18.83	2/27/17	0	$0	—	—

David Funk
President, Nevada Security Bank
	16,538	(1)	0	0	$9.07	7/18/12	0	$0	—	—
	25,358	(1)	0	0	$14.30	7/16/14	0	$0	—	—
	4,725	(2)	3,150	0	$17.37	2/16/16	0	$0	—	—
	2,400	(3)	3,600	0	$18.83	2/27/17	0	$0	—	—

John Donovan
Exec. Vice President & Chief Credit Officer
	5,513	(1)	0	0	$9.07	9/18/13	0	$0	—	—
	5,513	(1)	0	0	$13.21	5/25/14	0	$0	—	—
	19,294	(1)	0	0	$14.30	7/06/14	0	$0	—	—
	9,450	(2)	6,300	0	$17.37	2/16/16	0	$0	—	—
	2,400	(3)	3,600	0	$18.83	2/27/17	0	$0	—	—

Note — The Company has not issued any SARs.

(1)  These options are fully vested.

(2)  These options vest as to 20% of the award upon grant and 20% on each anniversary of the grant date and will be fully vested on February 16, 2010.

(3)  These options vest as to 20% of the award upon grant and 20% on each anniversary of the agreement date and will be fully vested on February 27, 2011.

Potential Payments Upon Termination or Change of Control

The following is a discussion of the payments that may come due to a named executive officer following a change of control or termination.  Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment, including all earned but unused vacation pay and amounts vested through the 401(k) Plan.  Upon termination of employment, a named executive officer also has the right to exercise all vested stock options, unless the termination is for cause.

Payments Made Upon a Change in Control

Employment Agreements:  Each of the named executive officers have entered into employment agreements with the Company, described in greater detail above.

Under the agreements with Mr. Giomi, Mr. Donovan and Mr. Funk, the named executive officers, in the event of a change in control, the executive may terminate employment and receive a lump sum equal to twenty-four months of his current compensation, plus an additional one month’s salary for each year of service, plus any accrued but unpaid bonus compensation.  Mr. Giomi and Mr. Donovan also receive continuation of insurance coverage for twelve months plus one additional month for each year of service, up to eighteen months total.  Mr. Funk receives continuation of coverage for twelve months.  These payments are subject to reduction based on the allowances of Internal Revenue Code section 280G.

Mr. Giomi’s current annual compensation is $265,000 and he has seven complete years of service.  Mr. Donovan’s current annual compensation is $162,000 and he has five complete years of service.  Mr. Funk’s current annual salary is $185,000 and he has six complete years of service.  None of the named officers have any current accrued but unpaid bonus compensation.

Director Supplemental Insurance Plan/Employment Agreement Amendment:  Each of the named executive officers who are also directors of the Company, Mr. Giomi and Mr. Funk, are entitled to participate in the Director Supplemental Insurance Plan, described below under the heading “Compensation of Directors.”  The Plan provides for payment of benefits in the event the director ceases his or her directorship within 10 years of his or her commencement of service as a director and, during that 10 years, there has been a change of control, as defined in the Plan.  In such an event, the director is entitled to receive a lump sum payment equal to the yearly benefit amount multiplied by the difference between ten and the number of years for which the allowance was already received.  An amendment to the employment agreements of Mr. Buchold and Mr. Donovan provide the same benefit.

Stock Option Agreements:  Upon a change in control, all stock options held by a named executive officer may vest and become exercisable.

Payments Made Upon Termination of Employment

Employment Agreements:  Each of the named executive officers have entered into employment agreements with the Company, described in greater detail above.

Under the agreements with Mr. Giomi and Mr. Donovan, in the event the executive is terminated “without cause” as defined in the agreements, prior to their expiration, he will receive termination pay in an amount equal to twenty-four (24) months of his then base salary, plus additional severance payments of one month’s salary for each year of service, plus any accrued but unpaid bonus compensation, and continuation of insurance coverage for twelve months plus one additional month for each year of service, up to eighteen months.  Under Mr. Funk’s agreement, in the event he is terminated “without cause” as defined in the agreement, prior to its expiration, he will receive termination pay in an amount equal to twelve (12) months of his then base salary, plus any accrued but unpaid bonus compensation, and continuation of insurance coverage for six months.

Deferred Compensation Plan:  Mr. Giomi and Mr. Funk all participate in the Company’s Deferred Compensation Plan, described in detail above.  While payment may be made upon termination based upon the prior election of the executive, the form or amount of benefit payable upon termination is not enhanced nor its vesting accelerated in connection with termination.

Director Supplemental Insurance Plan/Employment Agreement Amendment:  Each of the named executive officers who are also directors of the Company, Mr. Giomi and Mr. Funk, are entitled to participate in the Director Supplemental Insurance Plan, described below under the heading “Compensation of Directors.”  In the event that the executive ceases serving as a director of the Company after completing six years of service, but prior to completing ten years, he is entitled to receive a lump sum payment equal to the amount of the yearly benefit, multiplied by the difference between ten and the number of years for which the allowance was already received.  An amendment to the employment agreement of Mr. Donovan provides the same benefit.

Compensation of Directors

Information regarding compensation paid to outside directors for their service as directors during 2008 appears in the following table and related narrative and footnotes below.

Name	Fees earned of paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Ed Allison	$7,424	$0	$0	—	$(5,486)	$4,000	$5,938
Director

Edward Coppin	$8,271	$0	$0	—	$336	$4,000	$12,606
Director

Lance Faulstich	$14,578	$0	$0	—	0	4,000	$18,578
Director

Jesse Haw	$12,662	$0	$0	—	0	$4,000	$16,662
Director

Mark Knobel	$6,331	$0	$0	—	$(2,503)	4,000	$7,828
Director

Marybel Batjer	$1,418	$0	$0	—	(2,513)	$4,000	$2,905
Director

Kelvin Moss	$0	$0	$0	—	$(16,975)	$4,000	$(12,975)
Director

James Pfrommer	$14,816	$0	$0	—	0	$4,000	$18,816
Director

(a)  During 2009, Mssrs. Faulstich, Knobel and Moss resigned from the Board of Directors of The Bank Holdings.  Also during 2009, two new members of the Board were appointed, Robert Barone and Keith Capurro.

(b)  During 2008, directors, except directors who are also employees, each received $1,346 per month for serving on the Board of Directors of The Bank Holdings. Directors, who are not also employees, were also compensated for serving on Board committees in the amount of $238 per meeting attended, with the exception of the chairmen of the committees. The chairman of each committee received $428 per meeting attended. Those members of the Board of Directors who also serve as members of the Board of Directors of Nevada Security Bank, and who are not employees, receive separate compensation from the bank for their service on the bank Board.  As of September 1, 2008, directors suspended all such fees through December 31, 2008.

(f)  Directors, at their election, may defer all or a portion of their compensation to the earlier of an agreed upon distribution date or the termination of their services as a director. The director may accrue additional earnings on these deferred fees, which are placed in various mutual funds. Directors who are also employees of The Bank Holdings or a subsidiary do not receive any separate fees for their service as directors.

(g)  On September 15, 2005 the Board of Directors of Nevada Security Bank approved the Nevada Security Bank Directors’ Supplemental Insurance Plan Agreement.  Under this plan, a director may elect to (i) have the Bank purchase $4,000 of long term care insurance each year for the Director or their spouse, or (ii) receive $4,000 allowance in cash.  Those Company directors who also serve as directors of Nevada Security Bank are also entitled to participate in this plan.  This plan was approved and adopted by the Company in November 2006.

(h)  Represents total compensation for 2008 for named directors, predicated on required calculations.

Independent Accountants

The firm of Moss Adams LLP served as certified independent public accountants for The Bank Holdings with respect to the year 2008.  The firm of Moss Adams, LLP has been appointed as the Company’s certified independent public accountants for 2009.

The Board of Directors of The Bank Holdings has determined the firm of Moss Adams LLP to be fully independent of the operations of The Bank Holdings.

The firm of Moss Adams LLP audited the financial statements of The Bank Holdings for 2008.  We do expect a representative of Moss Adams LLP to be present at the annual meeting and available to respond to questions.

Aggregate fees billed by Moss Adams LLP to The Bank Holdings and the percentage of those fees that were pre-approved by the Company’s Audit Committees for the years ended 2008 and 2007 are as follows:

Principal Accountant Fees and Services

	2008	Percentage Pre-Approved	2007	Percentage Pre-Approved
	(Dollars in thousands)
Audit Fees (1)	301	100	145	100
Audit Related Fees (2)	25	100	118	100

(1)          Audit fees consist of fees for professional services rendered for the audit of The Bank Holdings consolidated financial statements for 2008 and 2007.  Audit fees for 2008 and 2007 also include fees and costs associated with SAS 100 reviews associated with Form 10-Q filings.

(2)          Audit Related Fees consist of audit planning costs, out-of-pocket costs, SOX reviews and other audit-related matters.

The Audit Committees of Nevada Security Bank and The Bank Holdings have considered the provision of nonaudit services provided by Moss Adams LLP to be compatible with maintaining the independence of Moss Adams LLP.

Shareholder Proposals

Shareholder proposals to be submitted for presentation at the 2010 annual meeting of shareholders of The Bank Holdings must be received by The Bank Holdings no later than December 31, 2009.  Shareholder proposals should be addressed to Corporate Secretary, The Bank Holdings, P.O. Box 19579, Reno, Nevada 89511-2119.

Certain Relationships and Related Transactions

Some of the directors and executive officers of The Bank Holdings and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Nevada Security Bank in the ordinary course of the bank’s business, and Nevada Security Bank expects to have banking transactions with such persons in the future.  In management’s opinion, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and in the opinion of management did not involve more than a normal risk of collectibility or present other unfavorable features.

Other Matters

Management does not know of any matters to be presented at the meeting other than those set forth above.  However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

Available Information

The Bank Holdings files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that The Bank Holdings files at the Commission’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains an Internet World Wide Web site at “http://www.sec.gov” at which reports, proxy and information statements and other information regarding The Bank Holdings are available.

It is very important that every shareholder vote.  We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person.  In order to facilitate the providing of adequate accommodations, please indicate on the proxy whether or not you expect to attend the meeting.

A copy of The Bank Holdings’s annual report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2008 is included herewith.

THE BANK HOLDINGS

GOVERNANCE COMMITTEE

CHARTER

I.                                        Purpose

The Governance Committee of The Bank Holdings (the “Company”) was established by the Board of Directors to advise and assist the Board in matters pertaining to corporate governance and the related policies and procedures of the Board and the Company.   The Committee is responsible for overseeing and enhancing the conduct, policies, role and effectiveness of the Board as part of the corporate governance process.

II.                                   Membership

The Committee will be composed of at least four members of the Board of Directors of the Company, the majority of which shall be independent Directors, and appointed annually by the Board of Directors.  The Chairman of the Committee will be designated by the Committee members.

III.                              Duties and Responsibilities

The primary responsibility for corporate governance rests with executive management.  The Board of Directors has oversight responsibilities with regard to corporate governance and the Committee assists the Board in fulfilling these responsibilities.  In carrying out its responsibilities, the Committee may rely on the assistance, advice, and recommendations of Company management and external auditors, legal advisors and other professions, and may refer specific matters to other Committees of the Board.

The Committee will review and make recommendations to the Board regarding matters referred to the Committee by the Board.  The Committee will also address the following activities:

A.            Board Composition and Size

The Committee may periodically review the size and composition of the Board of Directors and make recommendations to the Board for appropriate changes in size, skill sets, and expertise.

B.            Board Candidates

The Committee shall identify, evaluate, and make recommendations on candidates for appointment to the Company’s Board of Directors and to fill mid-term vacancies.  In addition, the Committee shall identify, evaluate and make recommendations on candidates for the appointment to the Nevada Security Bank’s Board of Directors and any other Company subsidiaries.

C.            Director Orientation and Education

The Committee shall review and oversee orientation programs for newly elected or appointed members of the Board and shall develop continuing education programs for current Directors.

D.            Director Compensation and Expense Policies

The Committee shall make recommendations to the Board of Directors with regard to Director compensation (retainers, Board and Committee fees, stock options, deferred compensation plans, etc.) and expense reimbursement policies.   The Committee shall review the compensation and reimbursement policies of Nevada Security Bank and any other Company subsidiaries.

E.              Evaluation of the Board of Directors

The Committee shall be responsible for conducting a periodic evaluation of the Board as a whole and of the individual Directors and other Board Committees.  The Committee shall establish a process for periodic goal-setting and evaluation of performance of the Board, all Directors, and all Committees.

F.              Board Committee Structures and Charters

The Committee shall periodically review the structure of all Board Committees and charters and make recommendations thereon to each Committee and to the Board of Directors.  The Committee may review the meeting policies and procedures of the other Board Committees to ensure consistency with corporate governance guidelines.

G.            Company Bylaws, Articles of Incorporation, and Other Governing Documents

The Committee shall be responsible for conducting a periodic evaluation of the Companys’s Bylaws, Articles of Incorporation and other governing documents as necessary and making recommendations thereon to the Board of Directors.

H.            Governance Guidelines

The Committee shall monitor and review corporate governance guidelines, best practices and emerging issues and make recommendations thereon to the Board of Directors.

I.                 Executive Compensation

The Committee shall be responsible for conducting an annual review of executive compensation, compensation plans and contractual arrangements and shall make recommendations thereon to the Board of Directors.

J.              Board and Management Succession Planning

The Committee shall be responsible to the Board of Directors for developing, recommending, and documenting a succession plan for Directors and executive management.

K.            Governance Committee Evaluation and Charter

At least annually, the Committee shall review and update its charter and conduct an evaluation of its performance.

IV.                              Meetings

The Committee shall meet as circumstances warrant and upon the call of the Chairman of the Board of Directors or the Chairman of the Governance Committee.  Notice of Committee meetings and agendas will be provided in advance.  Minutes shall be maintained of each Committee meeting and provided to the Board of Directors.

V.                                  Reporting

The Committee shall report to the Board of Directors regarding its activities, issues, and related recommendations.

The Bank Holdings

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C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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. NNNNNNNNNNNN NNNNNNNNNNNNNNN C123456789 NNNNNNNNN 000004 000000000.000000 ext000000000.000000 ext 000000000.000000 ext000000000.000000 ext MR ASAMPLE DESIGNATION (IF ANY)000000000.000000 ext000000000.000000 ext ADD 1 Electronic Voting Instructions ADD 2 ADD 3You can vote by Internet or telephone! ADD 4Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 17, 2009. X Vote by Internet • Log on to the Internet and go to www.envisionreports.com/TBHS • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGEto you for the call. • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Using a black inkpen, mark your votes with an Xas shown in 123456C012345678912345Annual Meeting Proxy Card . IF YOU HAVE NOT VOTED VIA THE INTERNET ORTELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.. AProposal — The Board of Directors recommends a vote FORall the nominees listed. 1. Election of ten (10) persons to be directors: + ForWithhold ForWithholdForWithhold 01 - Edward Allison 02 - Robert Barone 03 - Marybel Batjer 04 - Joseph Bourdeau 05 - Keith Capurro 06 - Edward Coppin 07 - David Funk 08 - Hal Giomi 09 - Jesse Haw 10 - James Pfrommer 2. Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof. BNon-Voting Items Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowC Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address —Please print new address below. (Please date this proxy and sign your name as it appears on your stock certificate. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.) Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890JNT MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND NNNNNNN MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND +1UPX0218331 <STOCK#>0128PA

. . IF YOU HAVE NOT VOTED VIA THE INTERNET ORTELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.. Proxy — THE BANK HOLDINGS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Hal Giomi and Edward Coppin as proxyholders, with full power of substitution, to represent, vote and act with respect to all shares of common stock of The Bank Holdings which the undersigned would be entitled to vote at the meeting of shareholders to be held on June 17, 2009 at 10:00 a.m. at the Hilton Garden Inn located at 9920 Double R Boulevard, Reno, Nevada, or any adjournments thereof, with all the powers the undersigned would possess if personally present as specified on the reverse. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED HEREIN. The proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECTTOA MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BYTHE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED ATTHE MEETING, THIS PROXY CONFERS AUTHORITYTOAND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANYA DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON PLEASE SIGN AND DATE ON THE REVERSE SIDE.